UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2006

Monster Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue
New York, NY 10017
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01             OTHER EVENTS.

On November 22, 2006, Monster Worldwide Inc.’s Board of Directors terminated Myron Olesnyckyj, Monster Worldwide’s former Senior Vice President, General Counsel and Secretary, for cause.  A copy of Monster Worldwide’s press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

99.1              Press release of Monster Worldwide, Inc. issued on November 22, 2006.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

	By:	/s/ CHARLES BAKER
Charles Baker
Chief Financial Officer

Dated: November 22, 2006